UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Chartwell Dividend and Income Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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CHARTWELL DIVIDEND AND INCOME FUND, INC.

400 Bellevue Parkway
Wilmington, Delaware 19809

Wilmington, Delaware
March 18, 2003

To Our Stockholders:

      It is our pleasure to invite you to your Fund’s Annual Meeting of Stockholders to be held at the offices of PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware, on April 16, 2003, at 8:30 a.m. Formal notice of the Annual Meeting appears on the next page and is followed by the Proxy Statement.

      The only matter upon which you, as a stockholder of the Fund, are being asked to vote on is the election of two Class I directors to serve for a term of three years. The Board of Directors recommends that you elect to the Board the two current directors who are standing for election.

      We hope you will be able to attend, but we urge you, in any event, to complete and return the enclosed proxy card in the envelope provided. If you do attend, you may vote in person if you so desire.

      The Annual Report of the Chartwell Dividend and Income Fund, Inc. for the year ended November 30, 2002 has previously been mailed to stockholders of record. The Annual Report is not to be considered proxy soliciting material.

Sincerely,

/s/ Winthrop S. Jessup
WINTHROP S. JESSUP
Chairman

YOUR VOTE IS IMPORTANT

      We consider the vote of each Stockholder important, whatever the number of shares held. Please sign, date and return your proxy in the enclosed envelope at your earliest convenience. The prompt return of your proxy will save expense to your Fund.

CHARTWELL DIVIDEND AND INCOME FUND, INC.

400 Bellevue Parkway
Wilmington, Delaware 19809

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Wilmington, Delaware

March 18, 2003

To the Stockholders of

     Chartwell Dividend and Income Fund, Inc.:

      The Annual Meeting of Stockholders of Chartwell Dividend and Income Fund, Inc. (the “Fund”) will be held at PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware, on Wednesday, April 16, 2003, at 8:30 a.m., for the following purposes:

1.	To elect two directors of the Fund each to hold office for a term of three years and until his successor is duly elected and qualified.

2.	To transact such other business as may properly come before the meeting or adjournments thereof.

      The subjects referred to above are discussed in the Proxy Statement attached to this Notice. Each Stockholder is invited to attend the Annual Meeting in person. Holders of record at the close of business on March 14, 2003 are entitled to receive notice of and to vote at the Meeting. IF YOU CANNOT BE PRESENT AT THE ANNUAL MEETING, WE URGE YOU TO FILL IN, SIGN, AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN COMPLETING AND RETURNING YOUR PROXY PROMPTLY.

MICHAEL P. MALLOY
Secretary

ANNUAL MEETING OF STOCKHOLDERS

OF
CHARTWELL DIVIDEND AND INCOME FUND, INC.
400 Bellevue Parkway
Wilmington, Delaware 19809

PROXY STATEMENT

March 18, 2003

INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Chartwell Dividend and Income Fund, Inc., a Maryland corporation (the “Fund”), for use at the Fund’s Annual Meeting of Stockholders to be held at PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware, on Wednesday, April 16, 2003, at 8:30 a.m., and at any adjournment thereof (the “Meeting”). This Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, and the accompanying proxy are being mailed to stockholders on or about March 18, 2003.

      The Board of Directors has fixed the close of business on March 14, 2003 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any postponement or adjournment thereof (the “Record Date”). The outstanding voting shares of the Fund as of the Record Date consisted of 16,134,682 shares of common stock, each share being entitled to one vote. All properly executed and timely received proxies will be voted at the Meeting in accordance with the directions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies solicited on behalf of the Board of Directors will be voted “FOR” the election of the two nominees for director (Proposal One). Any stockholder may revoke his or her proxy at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at 400 Bellevue Parkway, Wilmington, Delaware 19809, by signing another proxy of a later date or by personally voting at the Meeting.

      Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an “abstention”) or may represent a broker “non-vote” (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote). The shares represented by abstentions or broker non-votes will be considered present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. With respect to Proposal One, which is a matter to be determined by a plurality of votes cast on such matter, neither abstentions nor broker non-votes, not being votes cast, will have any effect on the outcome of the stockholder vote. If any proposal, other than Proposal One, properly comes before the Meeting, shares represented by proxies will be voted on such proposals in the discretion of the person or persons holding the proxies.

      A quorum for the Meeting will consist of the presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Meeting. Whether or not a quorum is present at the Meeting, if sufficient votes in favor of the position recommended by the Board of Directors on Proposal One are not received, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote for one or more adjournments of the Meeting for up to 120 days after the Record Date to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. Shares represented by proxies indicating a vote contrary to the position recommended by a majority of the Board of Directors on Proposal One will be voted against adjournment as to that proposal.

      Costs of soliciting proxies will be borne by the Fund. It is anticipated that banks, brokerage houses, and other custodians will be requested on behalf of the Fund to forward solicitation material to their principals to obtain authorizations for the execution of proxies. In addition to soliciting proxies by use of the mail, some of the officers of the Fund and persons affiliated with Chartwell Investment Partners, L.P., the Fund’s investment adviser, may, without remuneration, solicit proxies personally or by telephone or telefax.

      The Fund prepares and mails to its Stockholders financial reports on a semi-annual basis. The Fund will furnish to Stockholders upon request, without charge, copies of its Annual Report to Stockholders, containing audited financial statements for the fiscal year ended November 30, 2002. Requests for such Annual Report should be directed to the Fund c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809 or telephone toll-free 1-800-331-1710. The Annual Report is not to be regarded as proxy soliciting material.

ELECTION OF DIRECTORS

(Proposal One)

      At the Meeting, shareholders will be asked to elect two (2) directors to the Fund’s Board of Directors. The Board of Directors of the Fund, including the directors who are not interested persons of the Fund, has nominated Kenneth F. Herlihy and C. Warren Ormerod to serve as Class I directors to hold office until the Annual Meeting of Stockholders in 2006, or thereafter in each case when their respective successors are duly elected and qualified. It is the intention of the persons named in the accompanying proxy card to vote in favor of election of Messrs. Herlihy and Ormerod.

      Pursuant to the Charter and By-Laws of the Fund, the Board of Directors is divided into three classes, as nearly equal in number as possible. Each director serves for three years with one class being elected each year. Each year the term of office of one class will expire. The Board of Directors is currently comprised of five directors, whose class and term of office are as follows: Class I: Messrs. Kenneth F. Herlihy and C. Warren Ormerod — term expires in 2003; Class II: Mr. Bernard P. Schaffer — term expires in 2004; and Class III: Messrs. Winthrop S. Jessup and George W. Grosz — term expires in 2005. All of the current members of the Board of Directors have previously been elected by the Fund’s shareholders.

      Two of the directors, Messrs. Herlihy and Ormerod, are standing for re-election by shareholders to serve as Class I directors until the Fund’s 2006 Annual Meeting of Shareholders and until their respective successors have been elected and qualified. Each nominee has indicated his intention to continue to serve if elected and has consented to being named in the Proxy Statement. The Board of Directors of the Fund knows of no reason why either of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the Board of Directors may recommend.

      In order for any other persons to be nominated for election to the Board of Directors at this Meeting, the By-Laws require the proposed nominee to notify the Fund in writing by the tenth day following the day on which notice of the Meeting is mailed and to provide such written information required by the Secretary of the Fund. This Proxy Statement is expected to be mailed on March 18, 2003 and, if such occurs, any such notice must be received by the Fund on or before March 28, 2003.

      The following table sets forth certain information regarding the nominees for election as Class I Directors, and each other Director of the Fund whose term of office continues beyond the Meeting:

Term of Office
Name, Age	Position(s) Held	and Length of	Principal Occupation(s) During Past Five Years;
And Address(1)	with the Fund	Time Served	Other Directorships(2)

Class I
(Current Directors and Nominees for a Term Expiring at the Annual Meeting to be held in 2006)
NON-INTERESTED DIRECTORS
Kenneth F. Herlihy (74)	Director	Current Term expires 2003; Director since 1998	Sculptor, who has worked independently since his retirement from the mutual fund industry in 1987.

C. Warren Ormerod (66)	Director	Current Term expires 2003; Director since 2001	Chairman and Managing Director, NorthStar Asset Management (since 2000); Managing Partner, Stratton Management Company (1992-2000); Executive Vice President, Continental Bancorp (1968-1992).
Class II
(Term Expires at the Annual Meeting to be held in 2004)
INTERESTED DIRECTOR*
Bernard P. Schaffer (58)	Director and Vice President	Term expires 2004; Director since 1998	Partner and Portfolio Manager of Chartwell Investment Partners, L.P. and Partner of Chartwell G.P., Inc. (since 1997); Portfolio Manager of Delaware Investment Advisers, a division of Delaware Management Company, Inc. (1990 to 1997); Senior Vice President of Prudential Securities (1988 until 1990); and Associate Managing Director, Wertheim Schroder & Co. (1978-1988).

Term of Office
Name, Age	Position(s) Held	and Length of	Principal Occupation(s) During Past Five Years;
And Address(1)	with the Fund	Time Served	Other Directorships(2)

Class III
(Term Expires at the Annual Meeting to be held in 2005)
NON-INTERESTED DIRECTOR
George W. Grosz (65)	Director	Term expires 2005; Director since 2000	Consultant (since 1996); President and CEO of Meridian Asset Management Co (1994 –1996); Director, FBR Family of Funds (1998-2001); Director, FBR National Bank & Trust Company (since 2001); Director, Guardian Trust Company FSB (a wholly owned subsidiary of Guardian Life Insurance Company of America) (since 1999).
INTERESTED DIRECTOR*
Winthrop S. Jessup (57)	Director, Chairman of the Board and President	Term expires 2005; Director since 1998	Partner, Chartwell Investment Partners, L.P. and Chartwell G.P., Inc. (since 1997); and various positions with Delaware Management Company, Inc. and certain affiliated companies, most recently the positions of Executive Vice President and Director (1977 to 1997); Director, Georgia Banking Company (since 1998).

*	These directors are considered to be “interested persons” of the Fund as defined in the Investment Company Act of 1940 because they are partners in the investment adviser (Chartwell Investment Partners, L.P.) and are officers of the Fund.

(1)	Unless otherwise noted, the business address of each officer and director of the Fund is c/o Chartwell Investment Partners, 1235 Westlakes Drive, Suite 400, Berwyn, Pennsylvania 19312.

(2)	There are no other funds in the Fund Complex.

     Officers of the Fund

      The following table shows certain information about the officers of the Fund. Officers of the Fund are elected by the Board of Directors and, subject to the earlier termination of office, each officer holds office for the term of one year and until his or her successor is elected and qualified.

Name, (Age)	Position(s) Held with the
and Address of Officer(1)	Fund(2)	Principal Occupation(s) During Past Five Years

Winthrop S. Jessup (57)	Chairman of the Board, President and Director (since 1998)	See biography above.

Bernard P. Schaffer (58)	Vice President and Director (since 1998)	See biography above.

Name, (Age)	Position(s) Held with the
and Address of Officer(1)	Fund(2)	Principal Occupation(s) During Past Five Years

Kevin A. Melich (60)	Vice President (since 1998)	Managing Partner and Portfolio Manager of Chartwell Investment Partners, L.P. and of Chartwell G.P., Inc. (since 1997); Portfolio Manager of Delaware Investment Advisers, a division of Delaware Management Company, Inc. (1983 to 1997); and Vice President, A.B. Laffer Associates (economics consulting firm) (1981-1983).

Timothy J. Riddle (47)	Vice President and Treasurer (since 1998)	Partner of Chartwell Investment Partners L.P. and of Chartwell G.P., Inc. (since 1997); and Senior Vice President in Client Services for Delaware Investment Advisers, a division of Delaware Management Company, Inc. (1986 to 1997).

G. Gregory Hagar (34)	Vice President (since 1998)	Partner, Chief Financial Officer of Chartwell Investment Partners L.P. (since 1997); National Accounting and System Adviser of Commonwealth Land Title Insurance Company (1996-1997); and Supervisor of the Financial Services Group of Hemming Morse CPAs and Consultants (1992-1996).

Leslie M. Varrelman (43)	Vice President (since 1998)	Director of Fixed Income for Chartwell Investment Partners L.P. (since 1997); Vice President of Meridian Investment Company (1994-1997); and Vice President and Portfolio Manager of CoreStates Investment Advisers (1981-1994).

Michael P. Malloy (43) One Logan Square 18th and Cherry Streets Philadelphia, Pennsylvania 19103	Secretary (since 1998)	Partner in the law firm of Drinker Biddle & Reath LLP (since 1993).

Maria E. Pollack (57)	Assistant Secretary (since 1998)	Director of Client Administration for Chartwell Investment Partners L.P. (since 1997); and various positions with Delaware Investment Advisers, a division of Delaware Management Company, Inc., most recently the position of Assistant Vice President (1982 to 1997).

(1)	Unless otherwise noted, the business address of each officer and director of the Fund is c/o Chartwell Investment Partners, 1235 Westlakes Drive, Suite 400, Berwyn, Pennsylvania 19312.

(2)	Each individual listed above has served as an officer of the Fund since its inception and was initially elected at the organizational meeting of the Board of Directors of the Fund on June 16, 1998.

     Ownership of Fund Shares

      The following table provides information concerning the number and dollar range of equity securities in the Fund owned beneficially by each director and nominee for director as of February 15, 2003:

Aggregate Dollar Range of Equity
Securities in All Funds Overseen
	Dollar Range of Equity Securities	by Director/Nominee and Advised
Name of Director/Nominee	in the Fund(1)	by the Investment Adviser

Non-Interested Directors/ Nominees
George W. Grosz	over $100,000	over $100,000
Kenneth F. Herlihy	$–0–	$–0–
C. Warren Ormerod	$–0–	$–0–
Interested Directors*
Winthrop S. Jessup	$10,001 – $50,000	$10,001 – $50,000
Bernard P. Schaffer	$10,001 – $50,000	$10,001 – $50,000

*	These directors are considered to be “interested persons” of the Fund as defined in the Investment Company Act of 1940 because they are partners in the investment adviser (Chartwell Investment Partners, L.P.) and are officers of the Fund.

(1)	The information concerning the dollar value of equity securities beneficially owned by each director is based on statements furnished to the Fund by each director. All shares represented in this table are owned with sole voting and investment power. None of the non-interested directors or their family members owned beneficially or of record any securities of the Fund’s investment adviser or any person directly or indirectly controlling, controlled by, or under common control with the investment adviser.

      To the knowledge of the Fund’s management, as of the Record Date, the current directors and officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund. As of this date, no person, to the knowledge of the Fund’s management, owned beneficially more than 5% of the voting shares of the Fund.

     Compensation of Directors

      No officer or director of the Fund who is also a director, officer or employee of the investment adviser or its affiliates received any remuneration from the Fund during 2002. The other directors taken as a group were either paid or had accrued directors’ fees for the fiscal year ended November 30, 2002 in the aggregate amount of $16,000. As of the date of this Proxy Statement, the basis of compensation for directors is an annual fee of $4,000 per year plus $250 per meeting attended. The Fund also pays members of the Audit Committee of the Board of Directors an annual fee of $250. The Chairman of the Audit Committee receives a fee of $500 per year. Each non-interested director of the Fund is reimbursed for reasonable travel and out-of-pocket expenses associated with attending Board and committee meetings.

      Drinker Biddle & Reath LLP, of which Michael P. Malloy, Secretary of the Fund, is a partner, received fees during the year ended November 30, 2002 for services rendered as the Fund’s legal counsel.

      The following table provides information concerning the compensation paid by the Fund to directors for services rendered during the Fund’s fiscal year ended November 30, 2002. The Fund has no bonus, profit sharing, pension or retirement plans.

COMPENSATION TABLE

Pension or
		Retirement		Total
	Aggregate	Benefits Accrued	Estimated Annual	Compensation
	Compensation	As Part of Fund	Benefits Upon	From Fund Paid
Name of Person	From Fund	Expenses	Retirement	To Directors(1)

Non-Interested Directors

George W. Grosz	$5,250	$–0–	$–0–	$5,250

Kenneth F. Herlihy	$5,500	$–0–	$–0–	$5,500

C. Warren Ormerod	$5,250	$–0–	$–0–	$5,250

Interested Directors*

Winthrop S. Jessup	$–0–	$–0–	$–0–	$–0–

Kevin A. Melich(2)	$–0–	$–0–	$–0–	$–0–

Bernard P. Schaffer	$–0–	$–0–	$–0–	$–0–

*	These directors are considered to be “interested persons” of the Fund as defined in the Investment Company Act of 1940 because they are partners in the investment adviser (Chartwell Investment Partners, L.P.) and are officers of the Fund.

(1)	There are no other funds in the Fund Complex.

(2)	Effective July 1, 2002, Mr. Melich resigned as a Director of the Fund.

     Committees and Board of Directors’ Meetings

      The Fund has a standing Audit Committee of the Board comprised entirely of directors who are not “interested persons” of the Fund, the Fund’s investment adviser or their affiliates within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, all members of the Audit Committee are “independent” as defined in the New York Stock Exchange applicable listing standards. Currently, Messrs. Herlihy, Grosz and Ormerod serve as members of the Audit Committee. The Audit Committee held one meeting during the fiscal year ended November 30, 2002. The Fund has adopted a written Audit Committee Charter.

      The functions of the Audit Committee are to meet with the Fund’s independent auditors to review the scope and findings of the annual audit, discuss the Fund’s accounting policies, discuss any recommendation of the independent auditors with respect to the Fund’s management practices, review the impact of changes in accounting standards upon the Fund’s financial statements, recommend to the Board of Directors the selection of independent auditors, and perform such other duties as may be assigned to the Committee by the Board of Directors.

      The Fund also has a standing Nominating Committee of the Board comprised entirely of directors who are not “interested persons” of the Fund, the Fund’s investment adviser or their affiliates for purposes of the 1940 Act. The Nominating Committee is responsible for considering candidates for election to the Board of the Fund in the event a position is vacated or created. The Nominating Committee will consider nominees recommended by the Fund’s shareholders if a vacancy were to exist. Shareholders who wish to recommend a nominee should send a written request addressed to the Secretary of the Fund which includes biographical data and sets forth the qualifications of the proposed nominee. The current members of the Nominating

Committee are Messrs. Herlihy, Grosz and Ormerod. The Nominating Committee held one meeting during the fiscal year ended November 30, 2002. The Fund has no compensation committee of the Board of Directors or any committee performing similar functions.

      The Board of Directors has a standing Valuation Committee comprised of Messrs. Jessup and Schaffer. The Valuation Committee is authorized to act for the Board of Directors in connection with the valuation of portfolio securities held by the Fund. The Valuation Committee oversees the Fund’s pricing and valuation procedures including, but not limited to, the review and approval of fair value pricing determinations made by the Fund’s valuation group. The Valuation Committee held one meeting during the Fund’s most recent fiscal year.

      During the Fund’s last fiscal year, the Board of Directors held four regularly scheduled meetings. For the fiscal year ended November 30, 2002, each of the directors then in office attended at least 75% of the total number of meetings of the Board of Directors and of all Committees of the Board held during the period on which he served.

      THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES TO SERVE AS A DIRECTOR OF THE FUND.

AUDIT COMMITTEE REPORT

AND AUDITOR FEES

     Report of the Audit Committee

      At a meeting held on January 24, 2003, the Board of Directors of the Fund, including a majority of the directors who are not “interested persons” of the Fund for purposes of the 1940 Act, acting upon the recommendation of the Audit Committee, selected PricewaterhouseCoopers LLP as independent auditors to examine the financial statements of the Fund for the fiscal year ending November 30, 2003. The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board No. 1 and has discussed with PricewaterhouseCoopers LLP their independence with respect to the Fund. The Fund knows of no direct financial or material indirect interest of PricewaterhouseCoopers LLP in the Fund.

      The Fund’s financial statements for the fiscal year ended November 30, 2002 were audited by PricewaterhouseCoopers LLP. The Audit Committee has reviewed and discussed the Fund’s audited financial statements with management of the Fund. The Audit Committee has further discussed with PricewaterhouseCoopers LLP the matters (such as the quality of the Fund’s accounting principals and internal controls) required to be discussed by Statement of Accounting Standards No. 61. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Fund’s annual report for the Fund’s fiscal year ended November 30, 2002.

Kenneth F. Herlihy, Chairman of the
Audit Committee
George W. Grosz, Member of the
Audit Committee
C. Warren Ormerod, Member of the
Audit Committee

     Audit Fees

      The aggregate fees paid to PricewaterhouseCoopers LLP for the Fund’s most recent fiscal year for the audit of the Fund’s annual financial statements and the review of financial statements included in the Fund’s reports to stockholders was $43,850.

     Financial Information Systems Design and Implementation Services

      There were no professional services rendered by PricewaterhouseCoopers LLP to the Fund, the investment adviser or affiliated entities that provide services to the Fund for the fiscal year ended November 30, 2002 relating to financial design and implementation.

     All Other Fees

      The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for all other services to the Fund, the Fund’s investment adviser and affiliated entities that provide services to the Fund amounted to $24,040. Non-audit services consisted of preparation of the Fund’s federal income, federal excise and applicable state tax returns, review of the Fund’s status under Subchapter M of the Internal Revenue Code of 1986 and agreed-upon procedures for rating agencies to verify compliance with asset maintenance tests with respect to the Fund’s commercial paper program. In recommending the approval of PricewaterhouseCoopers LLP as the Fund’s independent auditors, the Audit Committee determined that the provision of non-audit services by PricewaterhouseCoopers LLP to the Fund was compatible with maintaining PricewaterhouseCoopers LLP’s independence.

      In reliance on Rule 32a-4 under the 1940 Act, the Fund is not seeking shareholder ratification of the selection of its independent auditors. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available by telephone should any matter arise requiring their presence.

OTHER BUSINESS

      The Management of the Fund does not know of any other matters to be brought before the Meeting. If such matters are properly brought before the Meeting, proxies not limited to the contrary will be voted in accordance with the best judgment of the person or persons acting thereunder. To propose any business for consideration at this Meeting (other than matters included in this Proxy Statement), a Stockholder must notify the Fund in writing by the tenth day following the day on which notice of the Meeting is mailed and to provide such written information to the Fund as required by the Secretary of the Fund. This Proxy Statement is expected to be mailed to Stockholders on March 18, 2003, and, if such occurs, any such notice must be received by the Fund on or before March 28, 2003.

ADDITIONAL INFORMATION

     Investment Adviser and Administrator

      Chartwell Investment Partners, L.P. serves as investment adviser for the Fund and is located at 1235 Westlakes Drive, Suite 400, Berwyn, Pennsylvania 19312. SEI Investments Global Funds Services serves as administrator for the Fund and is located at 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

     Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 30(h) of the 1940 Act in combination require the Fund’s directors, officers, investment adviser, affiliates of the investment adviser, and persons who beneficially own more than 10% of the Fund’s outstanding securities (“Reporting Persons”), to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings. Based solely on a review of the copies of these reports furnished to the Fund and representations that no other reports were required to be filed, the Fund believes that its Reporting Persons complied with the applicable filing requirements during the fiscal year ended November 30, 2002.

     Stockholder Proposals — 2004 Annual Meeting

      A Stockholder who intends to present a proposal which relates to a proper subject for Stockholder action at the 2004 Annual Meeting of Stockholders, and who wishes such proposal to be considered for inclusion in the Fund’s proxy materials for such meeting, must cause such proposal to be received, in proper form, at the Fund’s principal executive offices by November 18, 2003. Any such proposals, as well as any questions relating thereto, should be directed to the Fund to the attention of its President.

March 18, 2003

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES

FORM OF PROXY CARD

CHARTWELL DIVIDEND AND INCOME FUND, INC.

      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF CHARTWELL DIVIDEND AND INCOME FUND, INC. (THE “FUND”) FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 16, 2003 AT 8:30 A.M. AT THE OFFICES OF PFPC INC., 400 BELLEVUE PARKWAY, WILMINGTON, DELAWARE.

      The undersigned hereby appoints Timothy Riddle and G. Gregory Hagar, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Annual Meeting, and all adjournments thereof, all shares of common stock held of record by the undersigned on the record date for the Annual Meeting, upon the following matter, and upon any other matter which may properly come before the Annual Meeting, at their discretion.

1.	ELECTION OF DIRECTORS:

Class One Directors

(term expires 2006):
     Kenneth F. Herlihy
     C. Warren Ormerod

FOR all nominees listed above

WITHHOLD AUTHORITY to vote for all nominees listed above

WITHHOLD AUTHORITY to vote for certain nominees listed above

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike out the name or names listed above.)

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF ALL NOMINEES.

      Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR the election of all nominees in Proposal 1. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of shareholders of the Fund and the Proxy Statement.

PLEASE SIGN, DATE AND RETURN PROMPTLY.

Sign here exactly as name(s) appear(s) hereon

Date:
IMPORTANT — Joint owners must EACH sign.
When signing as attorney, trustee, executor, administrator, guardian, or corporate officer, please give your FULL title.